UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section 240.14a-12

Axiall Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 12, 2016, Axiall Corporation launched the website www.axiall.com/company/2016-Annual-Meeting.

Below are screenshots from this website.

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Disclaimer
Cautionary Statements
This website contains certain statements relating to future events and Axiall Corporation’s (“Axiall” or the “Company”) intentions, beliefs, expectations, and predictions for the future. Any such statements other than statements of historical fact are “forward-looking statements” as defined in, and subject to the safe harbor provisions of, the federal securities laws. These forward-looking statements relate to, among other things, the Company’s anticipated financial performance, prospects and the Company’s plans and objectives for future operations. Forward-looking statements are based on management’s assumptions regarding, among other things, general economic and industry-specific business conditions and the continued execution of the Company’s long-term business strategy as a stand-alone public company, and actual results may be materially different. Risks and uncertainties inherent in these assumptions include, but are not limited to, uncertainties regarding future actions that may be taken by Westlake Chemical Corporation (“Westlake”) in furtherance of its unsolicited acquisition proposal or its nomination of director candidates for election at Axiall’s 2016 annual meeting of stockholders (the “2016 Annual Meeting”), potential operational disruption caused by Westlake’s future actions that may make it more difficult to maintain relationships with customers, employees or suppliers, the Company’s ability to successfully implement its strategy to create sustainable, long-term stockholder value, the Company’s ability to successfully implement and administer its cost-saving initiatives (including its restructuring programs) and produce the desired results (including projected savings), future prices for the Company’s products, industry capacity levels for the Company’s products, raw materials and energy costs and availability, feedstock availability and prices, changes in governmental and environmental regulations, the adoption of new laws or regulations that may make it more difficult or expensive to operate the Company’s businesses or manufacture its products, the Company’s ability to generate sufficient cash flows from its business, future economic conditions in the specific industries to which the Company’s products are sold, global economic conditions, competition within the Company’s industry, complications resulting from the Company’s multiple enterprise resource planning (“ERP”) systems and the implementation of its new ERP systems, the failure to adequately protect our data and technology systems, costs resulting from complications or delays relating to the Company’s arrangements with Lotte Chemical USA Corporation related to the ethane cracker (ethylene manufacturing plant) being constructed in Lake Charles, Louisiana, the Company’s failure to realize the benefits of, and/or disruptions resulting from, any asset dispositions, asset acquisitions, joint ventures, business combinations or other transactions, and other factors discussed in Axiall’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent quarterly reports on Form 10-Q. The risks and uncertainties above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on the Company’s business, financial condition and results of operations. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.
Additional Information
In connection with the 2016 Annual Meeting, Axiall will file a proxy statement and other documents regarding the 2016 Annual Meeting with the SEC and will mail the definitive proxy statement and a WHITE proxy card to each stockholder of record entitled to vote at the 2016 Annual Meeting.
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Additional Information
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In connection with the 2016 Annual Meeting, Axiall will file a proxy statement and other documents regarding the 2016 Annual Meeting with the SEC and will mail the definitive proxy statement and a WHITE proxy card to each stockholder of record entitled to vote at the 2016 Annual Meeting. STOCKHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. The final proxy statement will be mailed to stockholders. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Axiall at its website, www.axiall.com, or 1000 Abernathy Road NE, Suite 1200, Atlanta, GA 30328, Attention: General Counsel.
Participants in Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2016 Annual Meeting. Information concerning the Company’s participants is set forth in the proxy statement, dated April 7, 2016, for its 2016 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of the Company in the solicitation of proxies in respect of the 2016 Annual Meeting and other relevant materials will be filed with the SEC when they become available.
I Agree

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Overview
Overview Press Releases Presentations Proxy Materials Board of Directors Contacts
Overview
Axiall 2016 Annual Meeting of Stockholders
Over the past year, your Board of Directors and management team have made significant progress toward accomplishing initiatives intended to position and transform Axiall’s businesses for growth and increased profitability. We remain keenly focused on creating long-term stockholder value and will continue to pursue any opportunities to achieve that objective.
At our 2016 Annual Meeting of Stockholders, you will be asked to make an important decision regarding who you believe is most fit to continue to propel Axiall’s business to reach its full potential and drive value for you, our valued stockholders. Your Board of Directors is comprised of highly qualified, experienced professionals, all of whom, except for our CEO Timothy Mann, are independent. All of Axiall’s Board members are active, engaged and highly experienced professionals with diverse operations and management experience at the highest levels of both public and private companies. Axiall’s Board members bring significant and broad industry expertise across a range of disciplines that are critical to Axiall’s business, particularly in chemicals, and consumer and industrial products, including substantial hands on experience in the chlor-alkali businesses.
In contrast, Westlake Chemical Corporation is seeking to take control of your company by nominating a full slate of nominees for election to the Board as directors, in a clear attempt to force a sale of Axiall to Westlake at a price that significantly undervalues Axiall’s assets and its long-term prospects. The Board questions the independence of Westlake’s slate and is
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Overview Press Releases Presentations Proxy Materials Board of Directors Contacts
significant and broad industry expertise across a range of disciplines that are critical to Axiall’s business, particularly in chemicals, and consumer and industrial products, including substantial hands on experience in the chlor-alkali businesses.
In contrast, Westlake Chemical Corporation is seeking to take control of your company by nominating a full slate of nominees for election to the Board as directors, in a clear attempt to force a sale of Axiall to Westlake at a price that significantly undervalues Axiall’s assets and its long-term prospects. The Board questions the independence of Westlake’s slate and is concerned that, if elected to the Axiall Board, Westlake’s nominees would have inherent conflicts given Westlake’s focus on acquiring Axiall.
The Board strongly urges you to vote “FOR” the election of Axiall’s highly qualified director nominees by using the WHITE proxy card.
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Axiall Corporation
1000 Abernathy Road NE Suite 1200 Atlanta, GA 30328
Phone: (770) 395-4500 Fax: (770) 390-9673
©2016 Axiall Corporation

Press Releases
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Overview Press Releases Presentations Proxy Materials Board of Directors Contacts
Press Releases

Date	File
07/04/2016	AXLL Files Preliminary Proxy Materials
04/04/2016	Axiall Letter to Westlake
16/02/2016	Axiall Nomination Response Release
29/01/2016	Axiall Rejects Unsolicited Westlake Proposal

Axiall Corporation
1000 Abernathy Road NE Suite 1200 Atlanta. GA 30328

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Presentations
Overview Press Releases Presentations Proxy Materials Board of Directors Contacts
Presentations

Date	File
11/02/2016	Axiall Investor Update

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Axiall Corporation
1000 Abernathy Road NE Suite 1200 Atlanta, GA 30328
Phone: (770) 395-4500 Fax: (770) 390-9673
©2016 Axiall Corporation

Proxy Materials
axiall Overview Press Releases Presentations Proxy Materials Board of Directors Contacts
Proxy Materials
Date
File
07/04/2016
Axiall Corporation
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Axiall Corporation
1000 Abernathy Rood NE Suite 1200 Atlanta, GA 30328
Phone: (770) 395-4500 Fax: (770) 390-9673
©2016 Axiall Corporation

Board of Directors
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Overview Press Releases Presentations Proxy Materials Board of Directors Contacts
Board of Directors
William L. Mansfield Timothy Mann Jr.
T. Kevin DeNicola Patrick J. Fleming Robert M. Gervis Dr. Victoria Haynes Michael H. McGarry Mark L. Noetzel Robert Ripp*
David N. Weinstein
*Not standing for reelection in 2016
William L. Mansfield
Chairman of the Board
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Overview Press Releases Presentations Proxy Materials Board of Directors Contacts
William L. Mansfield
Chairman of the Board
William L. Mansfield, age 68, has served as a director since September 2012 and as the non-executive Chairman of the Board since March 2016. Mr. Mansfield served as the Chairman of Valspar Corporation, a leading manufacturer of paint and coatings, from August 2007 until June 2012. He served as Chief Executive Officer of Valspar from February 2005 until June 2011, and as President of Valspar from February 2005 to February 2008. Mr. Mansfield earned a Bachelor of Science degree in commerce and engineering from Drexel University in 1971 and a Master’s in Business Administration from Lehigh University. Mr. Mansfield also serves as a director of Bemis Company, Inc., a leading flexible packaging company, and as a director and Chairman of the Audit Committee of Triumph Group, Inc., a company engaged in the design, engineering, manufacture, repair, overhaul, and distribution of aero structures, aircraft components, accessories, subassemblies, and systems.
The Company believes that Mr. Mansfield’s role as the Chairman and Chief Executive Officer of a large, international paint and coatings company for many years, and the senior management positions he held before that, provide him with a broad range of valuable experience in strategic planning, operations, sales, logistics, financial management and investor relations, making him an asset to the Company’s Board. In addition, the Company believes that Mr. Mansfield has valuable experience serving as a director of large, publicly traded companies, including having served as the chairman of such a company, and thus, has a significant understanding of the accounting, audit, finance and corporate governance issues and trends that impact public companies, such as the Company.

Tim Mann
Director, President and Chief Executive Officer, Axiall Corp.
Timothy Mann, Jr., age 50, has been a director and has served as our Chief Executive Officer and President since November 2015. Prior thereto he served as interim President and Chief Executive Officer from July 2015 to November 2015 and as Executive Vice President, General Counsel and Corporate Secretary from July 2012 to July 2015. Before then, he was a partner at the global law firm Jones Day, where his practice focused primarily on public and private merger and acquisition activities and corporate governance, including executive compensation and general corporate counseling.
Mr. Mann has served in various senior executive management positions with the Company during a time when the Company has addressed transformational strategic issues and transactions, culminating with his recent appointment as Chief Executive Officer in November 2015. The Company believes this gives him unique knowledge of the Company’s history and the opportunities and challenges associated with the Company’s businesses and operations, as well as the ability to serve as an effective liaison between the Company’s management team and the Board.

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Overview Press Releases Presentations Proxy Materials Board of Directors Contacts
T. Kevin DeNicola
Director
T. Kevin DeNicola, age 61, has served as a director since September 2009. Mr. DeNicola served as Chief Financial Officer of Kior, Inc., a biofuels business, from November 2009 until January 2011. Prior to
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Overview Press Releases Presentations Proxy Materials Board of Directors Contacts
Financial officer of kior, Inc., a biofuels business, from November 2009 until January 2011. Prior to that role, he was Senior Vice President and Chief Financial Officer at KBR, Inc., a leading global engineering, construction and services company supporting the energy, hydrocarbon, government services and civil infrastructure sectors from June 2008 through September 2009. Prior to this role, he served in various positions, including Senior Vice President and Chief Financial Officer at Lyondell Chemical Company (“Lyondell”) from May 2002 to December 2007. Subsequent to Mr. DeNicola’s departure from Lyondell after its acquisition by Basell AF S.C.A., but within the two year period thereafter, Lyondell Basell filed a petition for reorganization under the Federal bankruptcy laws. Mr. DeNicola earned a Masters degree in Chemical Engineering from the University of Virginia and a Masters of Business Administration from Rice University.
Mr. DeNicola is a director of Comerica, Incorporated.
Mr. DeNicola has served as Chief Financial Officer of three diverse, complex businesses: (1) a biofuels business; (2) a global engineering and construction firm; and (3) a large chemicals company.
Mr. DeNicola was employed by that chemicals company for nearly 17 years, where, in addition to serving as Senior Vice President and Chief Financial Officer, he served, at various times, as Director of Investor Relations, Vice President of Corporate Development and as Assistant Treasurer. The Company believes that Mr. DeNicola’s significant experience as the Chief Financial Officer of various companies provides him with a solid platform from which he, as Chairman of the Audit Committee, can advise and consult with the Board and Company management on financial, accounting and audit related matters, as well as matters related to effective internal controls. In addition, the Company believes his substantial experience in various management positions with a chemicals company provides Mr. DeNicola with expertise within one of the primary industries in which the Company operates.
Patrick J. Fleming, age 72, has served as a director since February 2000 and served as non-executive Chairman of the Board from February 2008 until January 2010. In addition, Mr. Fleming served as chairman of the compensation committee from May 2004 until February 2008.
Mr. Fleming has been a self-employed energy consultant since retiring from Texaco Inc. in January 2000. In 1998 and 1999, he served as the Managing Director and Chief Executive Officer of Calortex Inc., a joint venture between Texaco, Calor Gas and Nuon International, and resided in the United Kingdom. From 1994 to December 1997, Mr. Fleming was President of Texaco Natural Gas, Inc. Mr. Fleming earned a Masters of Business Administration from Xavier University and a Bachelor of Arts degree in Economics from Muskingum College.
Mr. Fleming has served as a director of the Company for more than sixteen years, during which he served as the non-executive Chairman of the Board for twenty-three months. The Company believes that this experience gives him unique knowledge of the Company’s history and the opportunities and challenges associated with the Company’s businesses and operations. Mr. Fleming also served as the chairman of the Board’s compensation committee from May 2004 until February 2008, an experience that the Company believes gives him valuable insight into the executive compensation issues the Board must address on a regular basis. In addition, the Company believes Mr. Fleming’s experience as Managing Director and Chief Executive Officer of a complex, international joint venture in the gas industry, as well as his experience in various senior management positions in the natural gas industry before that, give him a unique and important understanding of, and insight into, an industry that challenges associated with the Company’s businesses and operations. Mr. Fleming also served as the chairman of the Board’s compensation committee from May 2004 until February 2008, an experience that the Company believes gives him valuable insight into the executive compensation issues the Board must address on a regular basis. In addition, the Company believes Mr. Fleming’s experience as Managing Director and Chief Executive Officer of a complex, international joint venture in the gas industry, as well as his experience in various senior management positions in the natural gas industry before that, give him a unique and important understanding of, and insight into, an industry that supplies the Company with one of its most critical energy requirements, including an understanding of the factors impacting the pricing, availability, distribution and logistics related to natural gas.

Patrick J. Fleming
Director
Robert M. Gervis
Director
Robert M. Gervis, age 55, has served as a director since September 2009. Mr. Gervis has been a self-employed advisor and investor since April 2009, as well as a member of various public and private company boards of directors. Prior to April 2009, he served in various senior executive positions at Fidelity Investments from 1994 to March 2009; and before Fidelity, Mr. Gervis was a partner in the international law firm of Weil, Gotshal & Manges. Mr. Gervis earned a Juris Doctorate from The George Washington University in Washington, D.C. and a Bachelor’s degree in Industrial Engineering from Lehigh University. Mr. Gervis is also a CFA charter holder. Mr. Gervis is a director of Aspen Aerogels,
Inc., a publicly traded manufacturer of aerogel insulation products sold to the oil and gas, cryogenic transportation, building and construction, military and aerospace industries.
During his tenure with Fidelity Investments, Mr. Gervis spent twelve years managing businesses and senior executives, including investment professionals charged with evaluating a wide range of investment opportunities, and operating and managing those investments once they were acquired or made. The Company believes that Mr. Gervis’ management experience at Fidelity Investments included serving as (1) Chief Executive Officer of an oil and natural gas exploration and production company; (2) Chief Operating Officer of a full-service real estate development and investment company that specialized in the acquisition, design, development and management of high-profile projects in both the United States and foreign markets; and (3) Managing Director of a private equity division that invested in a broad range of industries, including technology, biotechnology, real estate, oil and gas exploration and production and telecommunications. The Company believes that these positions, combined with the sophisticated transactional work Mr. Gervis managed while he was a partner at the international law firm of Weil, Gotshal & Manges, gives Mr. Gervis significant insight into, and understanding of, the methods and processes used to assess and evaluate potential investment opportunities and other complex transactions that may be presented to the Company. In addition, because Mr. Gervis has served on many boards and investment committees and currently serves on two for-profit boards of directors, the Company believes he has substantial experience regarding how boards can and should effectively oversee and manage companies, and a significant understanding of governance issues.

Dr. Victoria Haynes
Director
Victoria F. Haynes, age 68, has served as a director since January 2013. Dr. Haynes served as president and chief executive officer of RTI International, which performs scientific research and development in advanced technologies, public policy, environmental protection, and health and medicine, from 1999 until retiring in 2012. Prior to Joining RTI, Dr. Haynes was Vice President of the Advanced Technology Group and Chief Technical Officer of BF Goodrich Corporation, a specialty chemicals and aerospace company, from 1992 to 1999. She also is a director of PPG and Nucor Corporation, and is a member of the Supervisory Board of Royal DSM, a global life sciences and material sciences company. Dr. Haynes also served as a director of Archer Daniels Midland Company from 2007 until 2011. She holds a Ph.D. in physical organic chemistry from Boston University.
The Company believes that Dr. Haynes is a proven leader in matters related to advanced technology, research and development, and environmental protection, an area of great importance to the Company. The Company also believes that her service as President and Chief Executive Officer of RTI International and as Vice President of the Advanced Technology Group and Chief Technical Officer of BF Goodrich Corporation provides her with decades of valuable experience and insight into research and development and technological issues faced by large, complex, global companies, such as the Company, including the development and assessment of strategies related to such matters. In addition, the Company believes that Dr. Haynes has significant experience serving as a director of publicly traded companies, and thus, has substantial insight regarding public company oversight, and a significant understanding of the corporate governance issues related thereto.

Michael H. McGarry
Director
Michael H. McGarry, age 58, has served as a director since January 2013. He has been the Chief Executive Officer of PPG since September 1, 2015, its President since March 1, 2015 and has served on its Board since July 16, 2015. He previously served as Chief Operating Officer of PPG from August 1, 2014 to September 1, 2015.
Mr. McGarry led PPG’s chlor-alkali and derivatives business from July 2008 until the Company merged with that business in January 2013. In August 2014, when Mr. McGarry was appointed as PPG’s Chief Operating Officer (and continuing after March 1, 2015, when he was appointed President of PPG), Mr. McGarry had leadership responsibility for all business units and operating regions of PPG, including its Performance Coatings, Industrial Coatings, and Glass operating segments, as well as corporate oversight of PPG’s purchasing, information technology, environmental, health and safety, corporate quality and supply chain functions. Prior to that, Mr. McGarry served as an Executive Vice President of PPG since September 2012. Beginning in February 2013, Mr. McGarry had responsibility for the management of PPG’s architectural coatings - Americas and Asia Pacific, architectural coatings - Europe, Middle East and Africa and flat glass businesses. In addition, he had leadership responsibility for PPG’s global information technology, environment, health and safety, and corporate quality functions.
Beginning in April 1, 2014 to September 1, 2015, Mr. McGarry had management responsibility for PPG’s Protective and Marine Coatings business unit. From September 2012 until February 2013, Mr. position of Senior Vice President, Commodity Chemicals, of PPG from 2008 until August 2012, and of Vice President, Coatings, Europe and Managing Director, PPG Europe from July 2006 until June 2008. Before serving in those roles, Mr. McGarry served as Vice President, Chlor-Alkali and Derivatives of PPG from March 2004 through June 2006. He is a graduate of the University of Texas at Austin with a Bachelor’s degree in mechanical engineering.
Mr. McGarry has many years of experience leading and managing the chlor-alkali and derivatives business of PPG with which the Company merged in January 2013. The Company believes that his indepth knowledge of all aspects of that business is a valuable asset to the Board and to Company management. In addition, with more than twelve years of experience serving in senior management roles for PPG, a large, international, publicly traded company, the Company believes that Mr. McGarry has a significant understanding of complex manufacturing, distribution, logistics, sales, marketing, information technology and environmental and product stewardship issues that are especially relevant to the Company.

Mark L. Noetzel
Director
Mark L. Noetzel, age 58, has served as a director since September 2009. Mr. Noetzel previously served as the non-executive Chairman of the Board from January 2010 to March 2016. He was President and CEO of Cilion, Inc., a venture capital backed renewable fuel company, from August 2007 to May 2009. Prior to this role, he had served in several senior positions at BP plc, including Group Vice President, axiall
Prior to this role, he had served in several senior positions at BP plc, including Group Vice President, Global Retail, from 2003 until 2007, Group Vice President, B2B Fuels and New Markets, during 2001 and 2002 and Group Vice President, Chemicals, from 1998 until 2001. Prior to those senior management roles with BP plc, Mr. Noetzel served in other management and non-management roles with Amoco from 1981 until BP plc acquired Amoco in 1998. Mr. Noetzel earned a Bachelor’s degree from Yale University and a Master’s of Business Administration from the Wharton School at the University of Pennsylvania. Mr. Noetzel is chairman of the board of directors of Aspen Aerogels, Inc., a publicly traded manufacturer of aerogel insulation products sold to the oil and gas, cryogenic transportation, building and construction, military and aerospace industries. In addition, he serves on the board of Siluria Technologies, Inc., which has developed a proprietary process technology which directly converts natural gas to ethylene.
Mr. Noetzel has nearly two decades of experience serving in senior executive management roles with large, international businesses within the energy and fuel industries, including managing distribution, logistics, operations and retailing functions covering twenty different countries for a business with $65 billion of annual sales. Mr. Noetzel also has served as a senior manager with a large international chemical company.

Robert Ripp*
Director
Robert Ripp, age 73, has served as a director since January 2013. Since 1999, Ripp has served as Chairman of Lightpath Technologies, a manufacturer of optical lens and module assemblies for the telecom sector. He served as Interim President and Chief Executive Officer of Lightpath from October 2001 to July 2002. Earlier, Mr. Ripp served in several senior management roles with AMP Incorporated, a publicly traded, international electrical products company, including Executive Vice President of Global Sales and Marketing, Chief Financial Officer and Chairman and Chief Executive Officer. Prior to that Mr. Ripp served in several senior financial management positions with International Business Machines, including as Vice President and Treasurer. Mr. Ripp holds a Bachelor’s degree from Iona College and a Master’s of Business Administration from New York University. He also served as a director of ACE Limited and PPG Industries, Inc., both publicly traded companies, for more than twenty years and ten years, respectively.
Mr. Ripp’s extensive accounting and financial experience, gained from serving as a chief executive officer, chief financial officer and corporate treasurer of large, international, publicly traded companies, as well as from serving on the audit committees of several such companies, is a valuable asset to the Board. In addition, Mr. Ripp’s service in the roles of chairman, director and senior officer positions of various publicly traded companies gives him an important understanding of the executive compensation and corporate governance issues and trends currently impacting the Company, and that may impact the Company in the future, as well as an understanding of how public company boards can and should function effectively.
*Not standing for reelection in 2016.

David N. Weinstein
Director
David N. Weinstein, age 56, has served as a director since September 2009. He has been a business consultant specializing in reorganization activities since September 2008. Before that, Mr. Weinstein served as Managing Director and Group Head, Debt Capital Markets-High Yield and Leverage Finance at Calyon Securities, a global provider of commercial and investment banking products and services for corporations and institutional clients, from March 2007 to August 2008. Before assuming that role, Mr. Weinstein was a consultant specializing in business reorganization and capital markets activities from September 2004 to February 2007. Prior to that, Mr. Weinstein was a Managing Director and Head of High Yield Capital Markets at BNP Paribas, BankBoston Securities and Chase Securities, Inc., and head of the capital markets group in the High Yield Department at Lehman Brothers. Mr. Weinstein earned a Bachelor’s degree from Brandeis University and a Juris Doctorate from Columbia University School of Law. Mr. Weinstein served as the Chairman of the board of directors of Pioneer Companies, Inc. from January 2002 to December 2005, the Chairman of the board of directors of York Research Corp. from November 2002 to June 2004, the Chairman of the board of directors of Horizon Lines, Inc. from November 2011 to May 2015 and as a director of Interstate Bakeries Corporation from August 2006 to January 2007. Mr. Weinstein is currently a director of DeepOcean Group Holding AS, Everywhere Global, Inc. and TORM AS.
Mr. Weinstein has nearly two decades of experience in the area of capital markets and other finance- related fields, where he has served, among others, in the positions of managing director and head of high yield capital markets for several large, global investment banking firms. The Company believes high yield capital markets for several large, global investment banking firms. The Company believes that Mr. Weinstein’s background providing long-term financial solutions to the issues faced by noninvestment grade or highly leveraged issuers offers an understanding of capital-related matters and financial acumen that are important attributes to the Company’s success, and to Mr. Weinstein’s leadership of the Finance Committee. Additionally, having served on many boards of directors, the Company believes that Mr. Weinstein also brings substantial experience addressing public-company board issues. Mr. Weinstein has experience and insight into chemical industry operations, management, and capital structure having served as chairman of a publicly-traded chemical company that was one of the largest chlor-alkali producers in the United States.

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Axiall Corporation
1000 Abernathy Road NE Suite 1200 Atlanta, GA 30328
Phone: (770) 395-4500 Fax: (770) 390-9673
©2016 Axiall Corporation